Exhibit 10.1

THIRD AMENDMENT	TERCER CONVENIO MODIFICATORIO
This third amendment to the Agreement for the Provision of Online Gaming Management and Consulting Services ("**Third Amendment**") is dated on August 31, 2021 (the "**Effective Date**") and is made between:	Este tercer convenio modificatorio al Contrato de Prestación de Servicios de Administración y Consultoría para Juego en Línea se celebra en fecha 31 de agosto de 2021 (la "**Fecha de Inicio de Vigencia**"), entre:
(1) COMERCIAL DE JUEGOS DE LA FRONTERA, S.A. DE C.V., a company organized and existing under the laws of Mexico, with registered office at 9800 Boulevard Bernardo Quintana Roo, fourth floor, colonia Centro Sur, Queretaro, Queretaro, Mexico, 76090 (hereafter, "**Permit Holder**").	(1) COMERCIAL DE JUEGOS DE LA FRONTERA, S.A. DE C.V., empresa constituida y existente bajo las leyes de México, con domicilio social en 9800 Boulevard Bernardo Quintana Roo, cuarto piso, colonia Centro Sur, Querétaro, Querétaro, México, 76090 (en adelante, "**Permisionaria**").
(2) GAMING TECHNOLOGIES INC, FORMERLY DITO INC., a United States of America company organized and existing under the laws of the State of Delaware, with registered office at 413 West 14th Street, New York, New York, 10014, (hereafter, "**Manager**").	(2) GAMING TECHNOLOGIES INC., ANTES DITO INC., una empresa de los Estados Unidos de América organizada y existente bajo las leyes del Estado de Delaware, con domicilio social en 413 West 14th Street, Nueva York, Nueva York, 10014 (en adelante, "**Administradora**").
(3) OPERADORA DE ENTRETENIMIENTO DEL BAJÍO, S.A. DE C.V., a company organized and existing under the laws of Mexico, with registered office at 9800 Boulevard Bernardo Quintana Roo, fourth floor, colonia Centro Sur, Queretaro, Queretaro, Mexico, 76090 (hereafter, "**Gaming Operator**").	(3) OPERADORA DE ENTRETENIMIENTO DEL BAJÍO, S.A. DE C.V., empresa constituida y existente bajo las leyes de México, con domicilio social en 9800 Boulevard Bernardo Quintana Roo, cuarto piso, colonia Centro Sur, Querétaro, Querétaro, México, 76090 (en adelante, "**Operadora**").
Permit Holder, Manager and Gaming Operator hereafter as the "**Parties**" and individually as the "**Party**".	La Permisionaria, Administradora y Operadora en lo sucesivo como las "**Partes**" e individualmente como la "**Parte**".
WHEREAS	**CONSIDERANDO**
(A) Permit Holder and Manager entered into an Agreement for the Provision of Online Gaming Management and Consulting Services, dated November 13, 2020, under which Manager agreed to provide Permit	**(A)** La Permisionaria y la Administradora firmaron un Contrato para la Prestación de Servicios de Administración y Consultoría de Juegos en Línea, de fecha 13 de noviembre de 2020, en virtud del cual la

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Holder with limited rights to use the Manager Domain Name, Manager Marks and certain betting and gaming software, as well as the provision of certain technical assistance services pursuant to the Platform designed for online gaming purposes, identified as www . vale . mx , www . simba . mx , or any other that the said parties agree (hereinafter the “ Management Agreement ”) . Administradora acordó proporcionar a la Permisionaria, derechos limitados para usar el Nombre de Dominio de la Administradora, la Marca y ciertos programas de apuestas y juegos, así como la prestación de ciertos servicios de asistencia técnica de conformidad con la Plataforma diseñada para fines de juego en línea, identificado como www . vale . mx , www . simba . mx , o cualquier otro pactado por dichas partes (en adelante, el " Contrato de Administración ") . (B) Permit Holder and Manager entered into a first Agreement Modifying the Management Agreement, on January 7 , 2021 , to modify clause 3 . 3 in the terms specified therein (hereinafter the “ First Amendment ”) . (B) La Permisionaria y la Administradora celebraron un primer Convenio Modificatorio al Contrato de Administración, en fecha 7 de enero de 2021 , para modificar la cláusula 3 . 3 en los términos ahí precisados (en adelante, el " Primer Convenio Modificatorio ") . (C) Permit Holder, Manager and Gaming Operator entered into an Accession Agreement dated August 12 , 2021 , whereby Gaming Operator became a party to the Management Agreement, as more elaborated therein (the “ Second Amendment ”) (C) La Permisionaria, la Administradora y la Operadora celebraron en fecha doce de agosto de 2021 un Contrato de Adhesión, en virtud del cual Operadora se volvió parte del Contrato de Administración, según se detalla en dicho acuerdo (el “ Segundo Convenio Modificatorio ”) (D) Permit Holder, Manager and Gaming Operator now wish to enter into a third amendment to the Management Agreement in the terms provided herein (D) La Permisionaria, la Administradora desean ahora celebrar un tercer convenio modificatorio al Contrato de Administración en los términos aquí provistos . IT IS HEREBY AGREED AS FOLLOWS SE ACUERDA LO SIGUIENTE 1. Interpretation . 1. Interpretación . 1 . 1 . All terms defined in the Accession Agreement shall, unless expressly stated to the contrary or if the context otherwise requires, bear the same meaning used in the Management Agreement . 1 . 1 . Todos los términos definidos en el Contrato de Adhesión tendrán, salvo que se indique expresamente lo contrario o si el contexto exige otra cosa, el mismo significado utilizado en el Contrato de Administración . 1.2. In the event of any conflict between the terms of the Management Agreement, the First and 1.2. En caso de conflicto entre los términos del Contrato de Administración, el Primer y Segundo Page 2 of 8

Second Amendments, and the terms of this Third Amendment, the terms of this Third Amendment shall, to the extent of this inconsistency, prevail and be applied . 1 . 4 When reference is made in this Third Amendment to the Management Agreement, it shall be understood that it includes all its amendments . 2. Amendment to Articles 10.1 and 10.2 of the Management Agreement. 2.1 The Parties agree to amend Articles 10.1 and 10.2 of the Management Agreement as follows: 10 . 1 . In consideration of the Manager's ongoing due and proper performance of its obligations and contributions under this Agreement, Manager shall be entitled to receive 75% (seventy - five percent) of the monthly Gross Gaming Revenue throughout the Term (the “Manager’s Consideration”) . Manager may unilaterally assign its right its right to the Manager’s Consideration to a third party under its Control and shall only give Permit Holder ten calendar day notice of such assignment . 10 . 2 . The remaining percentage ; that is, 25% (twenty - five percent) of the Gross Gaming Revenue shall correspond to the Permit Holder (the “Permit Holder’s Participation”), to be retained by the Permit Holder from the Online Bank Account pursuant to the following terms : (a) 25% percent for the first three months as of Go - Live. (b) 25 % percent from months four to six as of Go - Live, with a guaranteed participation of USD $ 10 , 000 per month . If in any month within this 3 - month period, the 25 % of Gross Gaming Revenue turns out to be lower than the Convenios Modificatorios, y los términos de este Tercer Convenio Modificatorio, prevalecerán y se aplicarán los términos establecidos en este Tercer Convenio Modificatorio . 1 . 3 . Cuando en este Tercer Convenio Modificatorio se haga referencia al Contrato de Administración, se entenderá que este incluye todas sus modificaciones . 2. Modificación a los Artículos 10.1 y 10.2 del Contrato de Administración. 2.1 Las Partes acuerdan modificar los Artículos 10.1 y 10.2 del Contrato de Administración para quedar redactados en los siguientes términos: 10 . 1 . En contraprestación del debido cumplimiento por parte de la Administradora de sus obligaciones y aportes en virtud de este Contrato de Prestación de Servicios, la Administradora recibirá un 75% (setenta y cinco por ciento) de los Ingresos Brutos de Juego mensuales durante la Vigencia (la “Contraprestación de la Administradora”) . La Administradora podrá ceder su derecho a la Contraprestación de la Administradora a una tercera persona bajo su Control, bastando la notificación por escrito a la Permisionaria con al menos diez días de anticipación a dicha cesión . 10 . 2 . El porcentaje restante ; es decir, un 25% (veinticinco por ciento) de la Ganancia Bruta de Juego, corresponderá a la Permisionaria (la “Participación de la Permisionaria”), a ser retenido mensualmente de la Cuenta Bancaria Online conforme a los siguientes términos : (a) 25% por ciento durante los primeros tres meses a partir a la Fecha de Lanzamiento. (b) 25 % por ciento durante los meses cuatro a seis a partir de la Fecha de Lanzamiento, con una participación mensual garantizada de USD $ 10 , 000 . Si en cualquier mes dentro de este periodo de tres meses, el 25 % de la Ganancia guaranteed participation effectively received or Bruta de Juego resulta menor que la Page 3 of 8

Page 4 of 8 retained by Permit Holder under this Article 10 . 2 (b), then Manager shall be entitled to deduct in the future, from any amount corresponding to Permit Holder, the difference between the guaranteed participation effectively received or retained and the 25 % of Gross Gaming Revenue . participación garantizada efectivamente recibida o retenida por la Permisionaria conforme a este Artículo 10 . 2 (b), entonces la Administradora podrá reducir en el futuro, de cualquier monto que corresponda a la Permisionaria, la diferencia entre la participación garantizada efectivamente recibida o retenida, y el 25 % de la Ganancia Bruta de Juego . (c) 25 % percent from months seven to twelve as of Go - Live, with a guaranteed participation of USD $ 25 , 000 per month . If in any month within this 6 - month period, the 25 % of Gross Gaming Revenue turns out to be lower than the guaranteed participation effectively received or retained by Permit Holder under this Article 10 . 2 (c), then Manager shall be entitled to deduct in the future, from any amount corresponding to Permit Holder, the difference between the guaranteed participation effectively paid and the 25 % of Gross Gaming Revenue . (c) 25 % por ciento durante los meses siete a doce a partir de la Fecha de Lanzamiento, con una participación mensual garantizada de USD $ 25 , 000 . Si en cualquier mes dentro de este periodo de seis meses, el 25 % de la Ganancia Bruta de Juego resulta menor que la participación garantizada efectivamente recibida o retenida por la Permisionaria conforme a este Artículo 10 . 2 (c), entonces la Administradora podrá reducir en el futuro, de cualquier monto que corresponda a la Permisionaria, la diferencia entre la participación garantizada efectivamente recibida o retenida, y el 25 % de la Ganancia Bruta de Juego . (d) 25 % as of month thirteen of Go - Live and for the rest of the Term, with a guaranteed participation of USD $ 40 , 000 per month . If in any month within this period, the 25 % of Gross Gaming Revenue turns out to be lower than the guaranteed participation effectively received or retained by Permit Holder under this Article 10 . 2 (d), then Manager shall be entitled to deduct in the future, from any amount corresponding to Permit Holder, the difference between the guaranteed participation effectively paid and the 25 % of Gross Gaming Revenue . (d) 25 % del mes trece en adelante a partir de la Fecha de Lanzamiento y por el resto de la Vigencia, con una participación mensual garantizada de USD $ 40 , 000 . Si en cualquier mes dentro de este periodo, el 25 % de la Ganancia Bruta de Juego resulta menor que la participación garantizada efectivamente recibida o retenida por la Permisionaria conforme a este Artículo 10 . 2 (d), entonces la Administradora podrá reducir en el futuro, de cualquier monto que corresponda a la Permisionaria, la diferencia entre la participación garantizada efectivamente recibida o retenida, y el 25 % de la Ganancia Bruta de Juego . 2 . 2 The Parties hereby acknowledge and agree that any amounts corresponding to Manager’s Consideration paid to Manager under the Management Agreement prior to the Effective Date, shall not be affected by this Third 2 . 2 . Las Partes reconocen y acuerdan que cualesquier cantidades correspondientes a la Contraprestación de la Administradora que hayan sido pagadas a la Administradora conforme al Contrato de Administración previo a la Fecha de

Amendment and thus Manager may not demand that prior payments are increased to be in accordance with this Third Amendment . 3.1. The Parties agree to add the following Article to the Management Agreement: 17. Contingency Fund. 17 . 1 Considering that, under this Agreement, Manager is responsible of certain tasks, including paying the Prizes and in general of managing the Player Funds, the Parties have recognized the importance of setting a mechanism to guarantee payment of the Player Funds and in general to have an operational/contingency fund for the Website, for which Manager has shall deposit in the Online Bank Account USD 50 , 000 (“ Contingency Fund ”) . The Contingency Fund will be revisited every three months to evaluate its sufficiency in proportion to the Website’s transactions . 17 . 2 . The Parties acknowledge that an additional guarantee is required for events for which the Contingency Fund renders insufficient . Thus, Manager shall issue a corporate guarantee (“ Corporate Guarantee ”) . Manager will propose to Permit Holder the form which Corporate Guarantee will adopt and it shall guarantee an amount at least equal to five times the Contingency Fund . To the extent that the Contingency Fund is modified, so will be the Corporate Guarantee . The following events will trigger the disbursement of the Contingency Fund (or a portion thereof, as applicable) and/or the execution of the Corporate Guarantee, as applicable : a. In the event that Manager breaches its obligations under the Agreement regarding Inicio de vigencia, no se verán afectadas por este Tercer Convenio Modificatorio y por lo tanto la Administradora no podrá reclamar que pagos previos sean incrementados para estar acordes con este Tercer Convenio Modificatorio . 3. Addition of Article 17: Contingency Fund and 3. Adición de un Artículo 17: Fondo de Corporate Guarantee. Contingencia y Garantía Corporativa. 3.1 Las Partes acuerdan agregar el siguiente Artículo al Contrato de Administración: 17. Fondo de Contingencia. 17 . 1 . Considerando que, en términos del Contrato, la Administradora es responsable de ciertas tareas, incluyendo el pago de Premios y en general de la administración de los Fondos de Jugador, las Partes reconocen la importancia de establecer un mecanismo para garantizar el pago de los Fondos de Jugador y en general para tener un fondo operacional/de contingencia para el Sitio Web, para lo cual la Administradora depositará en la Cuenta Bancaria Online, la cantidad de 50 , 000 dólares (el “ Fondo de Contingencia ”) . El Fondo de Contingencia será revisado cada tres meses para evaluar su suficiencia en proporción a las transacciones del Sitio Web . 17 . 2 . Las Partes reconocen que una garantía adicional es requerida para eventos para los cuales el Fondo de Contingencia resulte insuficiente . De este modo, la Administradora emitirá una garantía corporativa (“ Garantía Corporativa ”) . La Administradora propondrá a la Permisionaria la forma que adoptará la Garantía Corporativa, la cual deberá garantizar una cantidad al menos equivalente a cinco veces el Fondo de Contingencia . En la medida en que el Fondo de Contingencia sea modificado, también lo será la Garantía Corporativa . Los siguientes eventos activarán el desembolso del Fondo de Contingencia (o una porción del mismo, según corresponda) y/o la ejecución de la Garantía Corporativa, según corresponda : a. En caso de que la Administradora incumpla con sus obligaciones conforme al Contrato Page 5 of 8

Page 6 of 8 payment of Player Funds, but only to the extent that such breach constitutes an aggregate amount of US $10,000. relacionadas con el pago de Fondos de Jugador, pero solo en la medida que dicho incumplimiento constituya un monto total de US 10 , 000 . b . In the event of a Website malfunction or error which results in Prizes that Manager is incapable to pay within 36 hours following the Player’s cash - out . b . En caso de un mal funcionamiento o error en el Sitio Web que resulte en Premios que la Administradora sea incapaz de pagar dentro de las 36 horas siguientes al retiro hecho por el Jugador de que se trate . c . In the event that, for any reason (i . e . , negative media involving Manager or the Website), a substantial amount of Players request to cash out their Player Funds and Manager is incapable to attend and complete such requests within a reasonable time . c . En caso de que, por cualquier motivo (ejemplo, notas periodísticas negativas que involucren a la Administradora o el Sitio Web), un número sustancial de Jugadores soliciten el retiro de sus Fondos de Jugador y la Administradora sea incapaz de atender y completar dichas solicitudes dentro de un plazo razonable . d . In the event that Manager breaches its obligations under this Agreement and such breach or breaches result in the imposition to Permit Holder/Gaming Operator of a fine or sanction by SEGOB or any other Mexican Authority, to the extent of the amount of the fine or the amount required by Permit Holder/Gaming Operator to face the relevant sanction without incurring in Losses . d . En caso de que la Administradora incumpla con sus obligaciones conforme al Contrato y dicho incumplimiento resulte en la imposición de una mula o sanción hacia la Permisionaria/Operadora por parte de SEGOB o cualquier otra Autoridad mexicana, limitándose al monto de la multa o el monto que sea necesario para que la Permisionaria/Operadora enfrenten la sanción de que se trate sin incurrir en Pérdidas . e . In the event that Manager breaches its obligations under any contract to which either Permit Holder or Gaming Operator has appeared as principal signatory, and the affected party in that contract initiates a claim against Permit Holder/Gaming Operator, and provided that such claim is not addressed and satisfied by Manager first . e . En caso de que la Administradora incumpla sus obligaciones conforme a cualquier contrato en el que la Permisionaria o la Operadora aparezcan como obligados principales, y la parte contratante afectada inicie una recla m ació n contr a l a Permisionaria/Operadora, siempre que dicha reclamación o haya sido previamente atendida y satisfecha por la Administradora . f . In the event of Losses suffered by Permit Holder/Gaming Operator as a consequence of a breach to Article 9 of the Agreement . f . En caso de Pérdidas sufridas por la Per m isionaria/ A d m inistrador a co m o consecuencia de un incumplimiento al Artículo 9 del Contrato . 4. Continuing Force and Effect. 4. Alcance y Efectos.

Page 7 of 8 The Parties agree that, through this Third Amendment, changes and additions are made to the Management Agreement, as reflected herein . The Parties acknowledge and agree that the rest of the Management Agreement is not modified or altered, thus remaining fully enforceable in each and every one of its terms . This Third Amendment is not a novation of the Management Agreement . Las Partes acuerdan que, a través de este Tercer Convenio Modificatorio, se realizan cambios y adiciones al Contrato de Administración, según se reflejan aquí . Las Partes reconocen y aceptan que el resto del Contrato de Administración no se modifica ni altera, quedando así totalmente ejecutable en todos sus términos . Este Tercer Convenio Modificatorio no constituye una novación del Contrato de Administración . 5. Severability. 5. Divisibilidad. If any section of this Third Amendment is found by a court of competent jurisdiction to be invalid, unlawful or unenforceable, then such section shall be severed from the remainder of the Third Amendment, which shall continue to be valid and enforceable to the fullest extent permitted by law . Si un tribunal de jurisdicción competente determina que alguna parte de este Tercer Convenio Modificatorio fes inválida, ilegal o inaplicable, dicha parte se separará del resto del Tercer Convenio Modificatorio, el cual seguirá siendo válido y aplicable en la máxima medida permitida por la ley . 6. Governing Law and Jurisdiction. 6. Ley Aplicable y Jurisdicción. This Third Amendment and any extra - contractual obligation arising from or in connection with it will be governed and interpreted in accordance with the established in the Management Agreement . El presente Tercer Convenio Modificatorio y cualquier obligación extracontractual que surja de o esté en conexión con él, se regirán e interpretarán de conformidad a las leyes y a la jurisdicción establecida en el Contrato de Administración . 7. Counterparts. 7. Contrapartes. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument . Este Tercer Convenio Modificatorio podrá firmarse en múltiples tantos, cada uno de los cuales se considerará como un original y todos en su conjunto se considerarán como un único e igual instrumento This Third Amendment has been written in the English language . It may be translated for convenience, into other languages . However, in case of error or disagreement, the executed English language version shall prevail . Este Tercer Convenio Modificatorio ha sido redactado en lengua inglesa ; sin embargo, puede ser traducido por conveniencia a otros idiomas . En caso de error o desacuerdo, prevalecerá la versión en inglés firmada . IN WITNESS WHEREOF , this Third Amendment has been signed by the Parties hereto: EN TESTIMONIO DE LO CUAL , las Partes han firmado este Tercer Convenio Modificatorio:

“MANAGER” GAMING TECHNOLOGIES INC “ADMINISTRADORA” GAMING TECHNOLOGIES INC By: Name: Jason Drummond Position: CEO Por: Nombre: Jason Drummond Cargo: CEO “PERMIT HOLDER” COMERCIAL DE JUEGOS DE LA FRONTERA, S.A. DE C.V. “PERMISIONARIA” COMERCIAL DE JUEGOS DE LA FRONTERA, S.A. DE C.V. By: Name: Emilio Fernando Quiros Moreno Position: Chief Executive Officer Por: Nombre: Emilio Fernando Quiros Moreno Cargo: Gerente de Operaciones “GAMING OPERATOR” OPERADORA DE ENTRETENIMIENTO DEL BAJIO, S.A. DE C.V. “OPERADORA” OPERADORA DE ENTRETENIMIENTO DEL BAJIO, S.A. DE C.V. By: Name: Position: Por: Nombre: Cargo: Page 8 of 8